UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cohn Robbins Holdings Corp.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EXPLANATORY NOTE

On May 25, 2022, SAZKA Entertainment’s (as defined below) board of directors changed the legal name of SAZKA Entertainment AG to Allwyn AG. Unless otherwise indicated or the context otherwise requires, all references in this proxy statement to the terms “SAZKA Entertainment AG” or “SAZKA Entertainment” refer to Allwyn AG, a Swiss stock corporation (Aktiengesellschaft).

COHN ROBBINS HOLDINGS CORP.

1000 N. West Street, Suite 1200
Wilmington, DE 19801

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF
COHN ROBBINS HOLDING CORP.

Dear Shareholders of Cohn Robbins Holdings Corp.:

You are cordially invited to attend the Extraordinary General Meeting (the “Extraordinary General Meeting”) of Cohn Robbins Holdings Corp., a Cayman Islands exempted company (the “Company,” “Cohn Robbins,” “we,” “us” or “our”), to be held on September 7, 2022, at 10:00 AM, New York City time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, New York 10001, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting www.cstproxy.com/cohnrobbins/ext2022. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The accompanying proxy statement is dated August 8, 2022, and is first being mailed to shareholders of the Company on or about August 8, 2022.

Even if you are planning on attending the Extraordinary General Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Extraordinary General Meeting. It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. Instructions on how to vote your shares are on the proxy materials you received for the Extraordinary General Meeting.

The Extraordinary General Meeting is being held to consider and vote upon the following proposals:

(a)     Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Cohn Robbins Class A Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on September 11, 2020 (the “IPO”), from September 11, 2022, to December 11, 2022 (the “Extension,” such date, the “Extended Date” and such proposal the “Extension Proposal”); and

(b)    Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

The purpose of the Extension Proposal is to allow the Company more time to complete its previously announced business combination with SAZKA Entertainment AG, a Swiss stock corporation (Aktiengesellschaft) (“SAZKA Entertainment”). On January 20, 2022, the Company entered into that certain Business Combination Agreement (as it may be amended from time to time, the “Business Combination Agreement”) with SAZKA Entertainment, Allwyn Entertainment AG, a Swiss stock corporation (Aktiengesellschaft) (“Swiss NewCo”), Allwyn US HoldCo, a Delaware limited liability company and a direct, wholly owned subsidiary of Swiss NewCo (“US HoldCo”), and Allwyn Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of US HoldCo (“DE Merger Sub”), pursuant to which, among other things, the transactions contemplated therein (the “Business Combination”) will be effectuated.

The Charter provides that the Company has until September 11, 2022, to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, Cohn Robbins board of directors (the “Board”) has determined that there may not be sufficient time before September 11, 2022, to hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to obtain the Extension. The Board believes that the initial business combination opportunity with SAZKA Entertainment is in the best interests of the Company and our shareholders. Therefore, the Board has determined that it is in the best interests of the Company and our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the Extension Proposal is approved, we plan to hold another extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read Cohn Robbins’ Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 21, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto. If the closing of the Business Combination occurs prior to the scheduled date of the Extraordinary General Meeting, the Extraordinary General Meeting will be adjourned indefinitely.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Cohn Robbins Class A Shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Cohn Robbins Class A Shares upon consummation of our initial business combination when it is submitted to a vote of our shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount held in the Trust Account as of March 31, 2022, which was $828,653,551, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.01 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on August 5, 2022, was $9.98. The Company cannot assure shareholders that they will be able to sell their Cohn Robbins Class A Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)     (i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(b)    prior to 5:00 p.m., New York City time, on September 2, 2022 (two (2) business days prior to the vote at the Extraordinary General Meeting), (i) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension Proposal is not approved and we do not consummate an initial business combination by September 11, 2022, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to Cohn Robbins’ obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 11, 2022.

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of at least two-thirds of the Cohn Robbins Class A Shares and Class B ordinary shares, par value $0.0001 per share, of the Company (together with the Cohn Robbins Class A Shares, the “Cohn Robbins Shares”) issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the holders of the Cohn Robbins Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The Board has fixed the close of business on July 11, 2022, as the Record Date (as defined below) for the Extraordinary General Meeting. Only shareholders of record on July 11, 2022, are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on the Business Combination with SAZKA Entertainment at this time. If you are a public shareholder, you will have the right to vote on the Business Combination, or another initial business combination, if applicable (and to exercise your redemption rights, if you so choose), when it is submitted to the Company’s shareholders for approval.

All of our shareholders are cordially invited to attend the Extraordinary General Meeting via the Internet at www.cstproxy.com/cohnrobbins/ext2022. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Extraordinary General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Cohn Robbins Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

YOUR VOTE IS IMPORTANT.    Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.

If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC (“Morrow”), our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400.

On behalf of the Board, we would like to thank you for your support of Cohn Robbins Holdings Corp.

August 8, 2022

By Order of the Board,
/s/ Clifton S. Robbins
Clifton S. Robbins
Co-Chairman of the Board of Directors

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (A) IF YOU HOLD COHN ROBBINS CLASS A SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (B) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO (2) BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (C) TENDER OR DELIVER YOUR COHN ROBBINS CLASS A SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated August 8, 2022
and is first being mailed to our shareholders with the form of proxy on or about August 8, 2022.

IMPORTANT

Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.

Cohn Robbins Holdings Corp.
1000 N. West Street, Suite 1200
Wilmington, DE 19801

NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON SEPTEMBER 7, 2022

Dear Shareholders of Cohn Robbins Holdings Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of the Company, will be held on September 7, 2022, at 10:00 AM New York City time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, New York 10001, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting www.cstproxy.com/cohnrobbins/ext2022. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:

(a)     Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Cohn Robbins Class A Shares”), included as part of the units sold in the Company’s initial public offering that was consummated on September 11, 2020 (the “IPO”), from September 11, 2022, to December 11, 2022 (the “Extension,” such date, the “Extended Date” and such proposal the “Extension Proposal”); and

(b)    Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

On January 20, 2022, the Company entered into the Business Combination Agreement with SAZKA Entertainment AG, Swiss NewCo, US HoldCo and DE Merger Sub, pursuant to which, among other things, the transactions contemplated therein will be effectuated. The purpose of the Extension is to allow the Company more time to complete the Business Combination with SAZKA Entertainment. If the closing of the Business Combination occurs prior to the scheduled date of the Extraordinary General Meeting, the Extraordinary General Meeting will be adjourned indefinitely.

Approval of the Extension Proposal is a condition to the implementation of the Extension. In addition, we will not proceed with the Extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Extension, as provided in the Charter.

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of at least two-thirds of the Cohn Robbins Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the holders of the Cohn Robbins Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting.

In connection with the Extension, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Cohn Robbins Class A Shares, regardless of how such public shareholders vote on the Extension Proposal or if they vote at all. If the Extension is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Cohn Robbins Class A Shares upon consummation of our initial business combination when it is submitted to a vote of our shareholders, subject to any limitations set forth in the Charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a) (i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(b) prior to 5:00 p.m., New York City time, on September 2, 2022 (two (2) business days prior to the vote at the Extraordinary General Meeting), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

If the Extension is not approved and we do not consummate an initial business combination by September 11, 2022, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to Cohn Robbins’ obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 11, 2022.

The Company’s sponsor is Cohn Robbins Sponsor LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Cohn Robbins Class B Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by September 11, 2022, although they will be entitled to liquidating distributions from the Trust Account with respect to any Cohn Robbins Class A Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 11, 2022.

The Sponsor has agreed that it will be liable to Company if, and to the extent, any claims by a third party (other than Cohn Robbins’ independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (a) $10.00 per public share or (b) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the assets in the Trust Account, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters for the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In the event that an executed waiver is deemed to be unenforceable against a third party, then the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Based upon the amount held in the Trust Account as of March 31, 2022, which was $828,653,551, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.01 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on August 5, 2022, was $9.98. The Company cannot assure shareholders that they will be able to sell their Cohn Robbins Class A Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (a) remove from the Trust Account an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (such amount, the “Withdrawal Amount”) and (b) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of the Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares will retain their redemption rights and their ability to vote on an initial business combination (including the Business Combination) through the Extended Date if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $828,653,551 that was in the Trust Account as of March 31, 2022. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only shareholders of record of the Company as of the close of business on July 11, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each of the Cohn Robbins Shares entitles the holder thereof to one (1) vote. On the Record Date, there were 103,500,000 Cohn Robbins Shares issued and outstanding, including (a) 82,800,000 Cohn Robbins Class A Shares and (b) 20,700,000 Cohn Robbins Class B Shares. The Company’s warrants do not have voting rights in connection with the proposals.

YOUR VOTE IS IMPORTANT.    Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned, but do not include voting instructions, will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card.

It is strongly recommended that you complete and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Cohn Robbins Shares, please contact Morrow, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400.

August 8, 2022

By Order of the Board,
/s/ Clifton S. Robbins
Clifton S. Robbins
Co-Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON SEPTEMBER 7, 2022

This Notice of Extraordinary General Meeting and Proxy Statement are available at
www.cstproxy.com/cohnrobbins/ext2022.

i

COHN ROBBINS HOLDINGS CORP.
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 10:00 AM New York City time on September 7, 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting of Cohn Robbins, and any postponements or adjournments thereof. The Extraordinary General Meeting will be held on September 7, 2022, at 10:00 AM New York City time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, New York 10001, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting www.cstproxy.com/cohnrobbins/ext2022. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial business combination and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or state that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:

•        the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure to close our initial business combination, including the previously announced Business Combination with SAZKA Entertainment;

•        the amount of redemptions by our public shareholders;

•        the ability to retain key personnel and the ability to achieve shareholder and regulatory approvals, industry trends, legislation or regulatory requirements and developments in the global economy as well as the public health crisis related to the coronavirus (COVID-19) pandemic and resulting significant negative effects to the global economy;

•        disrupted global supply chains and significant volatility and disruption of financial markets;

•        increased expenses associated with being a public company;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•        our potential ability to obtain additional financing, if needed, to complete our initial business combination;

•        our pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential investment opportunities;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in our Trust Account or available to us from interest income on the Trust Account balance; and

•        our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, the Company’s subsequent Quarterly Reports on Form 10-Q and Swiss NewCo’s preliminary proxy statement/prospectus filed on Form F-4 with the SEC on July 21, 2022, in connection with the Business Combination (as it may be amended or supplemented from time to time, the “Form F-4”). Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one (1) or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Extraordinary General Meeting to be held virtually and in person or by proxy on September 7, 2022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Cohn Robbins is a blank check company incorporated on July 13, 2020, as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. On September 11, 2020, Cohn Robbins consummated its IPO of its units, with each unit consisting of one (1) Cohn Robbins Class A Share and one-third of one redeemable warrant to purchase one (1) Cohn Robbins Class A Share, which included the full exercise by the underwriters of their over-allotment option in the amount of 10,800,000 units. Simultaneously with the closing of the IPO, Cohn Robbins completed the private sale of 12,373,333 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $18,560,000. Following the closing of Cohn Robbins’ IPO, a total of $828,000,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account, with Continental acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by September 11, 2022.

On January 20, 2022, the Company entered into the Business Combination Agreement with SAZKA Entertainment AG, Swiss NewCo, US HoldCo and DE Merger Sub, pursuant to which, among other things, the transactions contemplated therein will be effectuated. The purpose of the Extension is to allow the Company more time to complete the Business Combination with SAZKA Entertainment. If the closing of the Business Combination occurs prior to the scheduled date of the Extraordinary General Meeting, the Extraordinary General Meeting will be adjourned indefinitely.

While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before September 11, 2022, to hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. Instead, the closing of the Business Combination is expected to take place as soon as practicable after such extraordinary general meeting, which is expected to be held sometime before the Extended Date, subject to the satisfaction or waiver of the closing conditions in the Business Combination Agreement. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that the initial business combination opportunity with SAZKA Entertainment, pursuant to the Business Combination Agreement, is in the best interests of the Company and our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the closing of the Business Combination occurs prior to the scheduled date of the Extraordinary General Meeting, the Extraordinary General Meeting will be adjourned indefinitely.

What is being voted on?

You are being asked to vote on the following proposals:

(a)     Proposal No. 1 — The Extension Proposal — as a special resolution, to amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (iii) redeem all of the Cohn Robbins Class A Shares included as part of the units sold in the IPO, from September 11, 2022, to the Extended Date; and

(b)    Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

If the Extension Proposal is approved, we plan to hold another extraordinary general meeting prior to the Extended Date in order to seek shareholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination filed with the SEC on January 25, 2022, including the complete text of the Business Combination Agreement provided as an exhibit therein, and the Form F-4, in connection with the shareholder vote for the Business Combination.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

Can I attend the Extraordinary General Meeting?

The Extraordinary General Meeting will be held on September 7, 2022, at 10:00 AM New York City time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, New York 10001, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will be available to attend virtually via the Internet. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting www.cstproxy.com/cohnrobbins/ext2022. The Extraordinary General Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the Extraordinary General Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Extraordinary General Meeting, and you should allow ample time for the check-in procedures. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension to extend the date by which the Company has to complete an initial business combination until the Extended Date. The Extension would give the Company the opportunity to complete its initial business combination.

If the Extension is not approved and we do not consummate an initial business combination by September 11, 2022, the Charter provides that we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than 10 business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to Cohn Robbins’ obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 11, 2022.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement and our belief that the Business Combination is in the best interest of Cohn Robbins and our shareholders, the Extension is warranted. The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination, which the Board believes is in the best interests of the Company and our shareholders.

In connection with the Extension, public shareholders may elect to redeem their Cohn Robbins Class A Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Cohn Robbins Class A Shares, regardless of how such public shareholders vote on the Extension Proposal, or if they vote at all. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and the Company is not proposing, and will not propose, to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination (including, for the avoidance of doubt, the Business Combination). Assuming the Extension is approved, the Company will have until the Extended Date to complete its initial business combination.

Our Board recommends that you vote in favor of the Extension Proposal, but expresses no opinion as to whether you should redeem your public shares.

When would the Board abandon the Extension Proposal?

Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. Additionally, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and initial shareholders and their permitted transferees (collectively, the “Initial Shareholders”) collectively have the right to vote approximately 20% of the Company’s issued and outstanding Cohn Robbins Shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the Extraordinary General Meeting.

The Sponsor and the Company’s directors, officers and advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the Cohn Robbins Shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the Cohn Robbins Shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. None of the Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

What vote is required to approve the Extension Proposal?

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of at least two-thirds of the Cohn Robbins Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the holders of the Cohn Robbins Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Extraordinary General Meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date, as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

How are the funds in the Trust Account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), the Company will, prior to the date of the Extraordinary General Meeting, instruct Continental to hold all funds in the Trust Account in cash until the earlier of the consummation of the Business Combination, the Company’s initial business combination and liquidation of the Company.

What happens if the Extension Proposal is not approved?

If the Extension Proposal is not approved and we do not consummate an initial business combination by September 11, 2022, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to Cohn Robbins’ obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Cohn Robbins Class B Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by September 11, 2022, although they will be entitled to liquidating distributions from the Trust Account with respect to any Cohn Robbins Class A Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 11, 2022. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal is approved, what happens next?

The Company is continuing its efforts to complete its initial business combination, which will involve satisfaction or waiver of the closing conditions to the Business Combination Agreement, including, without limitation, holding an extraordinary general meeting to consider and approve the Business Combination.

The Company is seeking approval of the Extension because the Company may not be able to complete all of the tasks listed above, and others that may be required to consummate the Business Combination, prior to September 11, 2022. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, the Company expects to consummate the Business Combination as soon as possible following shareholder approval and satisfaction of the other conditions to the consummation of the Business Combination, as described further in the Form F-4.

Upon approval of the Extension Proposal by the required number of votes, the Company will file an amendment to the Charter with the Cayman Islands Registrar of Companies (the “Cayman Registrar”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Cohn Robbins Class A Shares and public warrants will remain publicly traded.

If the Extension is approved, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Cohn Robbins Shares held by the Sponsor through the Cohn Robbins Class B Shares. We will not proceed with the Extension if redemptions of public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension, as provided in the Charter.

If the Extension is approved, an affiliate of the Sponsor will continue to receive payments from the Company of $10,000 per month for office space, utilities and secretarial and administrative services pursuant to the Administrative Services Agreement, dated as of September 11, 2020, by and between the Company and the Sponsor (the “Administrative Services Agreement”).

Where will I be able to find the voting results of the Extraordinary General Meeting?

We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination such as the Business Combination with SAZKA Entertainment?

Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination such as the Business Combination with SAZKA

Entertainment when it is submitted to shareholders. If you disagree with an initial business combination, such as the Business Combination with SAZKA Entertainment, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Charter.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to the Company’s Secretary at 1000 N. West Street, Suite 1200, Wilmington, DE 19801, so that it is received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on September 7, 2022). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A shareholder’s failure to vote by proxy or to vote in person or virtually at the Extraordinary General Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Cohn Robbins Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Who can vote at the Extraordinary General Meeting?

Holders of Cohn Robbins Shares as of the close of business on July 11, 2022, the Record Date, are entitled to vote at the Extraordinary General Meeting. On the Record Date, there were 103,500,000 Cohn Robbins Shares issued and outstanding, including (a) 82,800,000 Cohn Robbins Class A Shares and (b) 20,700,000 Cohn Robbins Class B Shares. The Company’s warrants do not have voting rights in connection with the proposals.

In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one (1) vote for each share held by them on the Record Date. Holders of Cohn Robbins Class A Shares and holders of Cohn Robbins

Class B Shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. The Initial Shareholders collectively own all of our issued and outstanding Cohn Robbins Class B Shares, constituting approximately 20% of our issued and outstanding Cohn Robbins Shares.

Registered Shareholders.    If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

“Street Name” Shareholders.    If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Cohn Robbins Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that each of the proposals are in the best interests of the Company and its shareholders. The Board recommends that the Company’s shareholders vote “FOR” each of the proposals.

What interests do the Company’s directors and officers have in the approval of the proposals?

The Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Cohn Robbins Class B Shares, private placement warrants that may become exercisable in the future (though the Sponsor has agreed to cancel a portion of its Cohn Robbins Class B Shares and all of its private placement warrants in connection with the closing of the Business Combination with SAZKA Entertainment), any loans by them to the Company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1 — The Extension Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Are there any appraisal or similar rights for dissenting shareholders?

Neither Cayman Islands law nor our Charter provides for dissenters’ rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Extraordinary General Meeting.

What happens to the Company’s warrants if the Extension Proposal is not approved?

If the Extension is not approved and we do not consummate an initial business combination by September 11, 2022, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to Cohn Robbins’ obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 11, 2022.

What happens to the Company’s warrants if the Extension Proposal is approved?

If the Extension is approved, the Company will continue to attempt to consummate an initial business combination (including the Business Combination) until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I vote?

If you are a holder of record of Cohn Robbins Shares on July 11, 2022, the Record Date for the Extraordinary General Meeting, you may vote in person or by virtual attendance at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote online by virtually attending the Extraordinary General Meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you email a valid legal proxy, you will be issued a 12-digit meeting control number that will allow you to register to attend and participate in the Extraordinary General Meeting.

How do I redeem my Cohn Robbins Shares?

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)     (i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(b)    prior to 5:00 p.m., New York City time, on September 2, 2022 (two (2) business days prior to the vote at the Extraordinary General Meeting), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

What should I do if I receive more than one (1) set of voting materials?

You may receive more than one (1) set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one (1) name or are registered in different accounts. For example, if you hold your shares in more than one (1) brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $45,000, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Cohn Robbins Class A Shares for their expenses in forwarding soliciting materials to beneficial owners of Cohn Robbins Class A Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Who can help answer my questions?

If you have questions about the Extraordinary General Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, you should contact:

Cohn Robbins Holdings Corp.
1000 N. West Street, Suite 1200
Wilmington, DE 19801
Telephone: (302) 295-4937

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Individuals (toll-free): (800) 662-5200
Banks and brokerage firms, please call collect: (203) 658-9400
Email: CRHC.info@investor.morrowsodali.com

For more information regarding the Business Combination and the Business Combination Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination filed with the SEC on January 21, 2022, including the complete text of the Business Combination Agreement provided as an exhibit thereto, and the Form F-4. You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., New York City time, on September 2, 2022 (two (2) business days prior to the vote at the Extraordinary General Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attention: Mark Zimkind
Email: mzimkind@continentalstock.com

THE EXTRAORDINARY GENERAL MEETING

Date, Time, Place and Purpose of the Extraordinary General Meeting

The Extraordinary General Meeting will be held in person or by proxy on September 7, 2022, at 10:00 AM, New York City time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, located at One Manhattan West, New York, New York 10001, or virtually via live webcast at www.cstproxy.com/cohnrobbins/ext2022, to consider and vote upon the proposals to be put to the Extraordinary General Meeting. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Skadden, Arps, Slate, Meagher & Flom LLP only to the extent consistent with, or permitted by, applicable law and directives of public health authorities.

At the Extraordinary General Meeting, you will be asked to consider and vote on proposals to:

(a)     Proposal No. 1 — The Extension Proposal — as a special resolution, amend the Charter pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which we refer to as our initial business combination, (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and (iii) redeem all of the Cohn Robbins Class A Shares included as part of the units sold in the IPO, from September 11, 2022, to the Extended Date; and

(b)    Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on July 11, 2022, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each of the Cohn Robbins Shares entitles the holder thereof to one (1) vote. On the Record Date, there were 103,500,000 Cohn Robbins Shares issued and outstanding, including (a) 82,800,000 Cohn Robbins Class A Shares and (b) 20,700,000 Cohn Robbins Class B Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Cohn Robbins Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter.

Votes Required

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of at least two-thirds of the Cohn Robbins Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the Cohn Robbins Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

If you do not want any of the proposals to be approved, you must vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Cohn Robbins Shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

Voting

You can vote your shares at the Extraordinary General Meeting in person, by proxy or online by virtually attending the Extraordinary General Meeting. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”

Shareholders of Record

You can vote by proxy by having one (1) or more individuals who will be at the Extraordinary General Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Extraordinary General Meeting is called voting “by proxy.” If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Clifton S. Robbins and Gary D. Cohn to act as your proxy at the Extraordinary General Meeting. One (1) of the aforementioned individuals will then vote your shares at the Extraordinary General Meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the Extraordinary General Meeting.

Alternatively, you can vote your shares online by virtually attending the Extraordinary General Meeting.

Beneficial Owners

If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.

If you wish to attend and vote your shares at the Extraordinary General Meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. Beneficial owners who email a valid legal proxy will be issued a 12-digit meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting. Beneficial owners who wish to attend the Extraordinary General Meeting virtually must obtain a legal proxy from the shareholder of record and email a copy of their legal proxy to proxy@continentalstock.com.

If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the Extraordinary General Meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. Brokers do not have discretionary authority to vote on any of the proposals.

Proxies

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Extraordinary General Meeting in the manner you direct. You may vote for or withhold your vote for each proposal or you may abstain from voting. All valid proxies received prior to the Extraordinary General Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow, at (800) 662-5200 or by sending a letter to 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, or by emailing CRHC.info@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s Secretary at 1000 N. West Street, Suite 1200, Wilmington, DE 19801, so that it is received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on September 7, 2022). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s Secretary, which must be received by the Company’s Secretary prior to the vote at the Extraordinary General Meeting, or by attending the Extraordinary General Meeting, revoking their proxy and voting in person (including by virtual means). Attendance at the Extraordinary General Meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Extraordinary General Meeting

Only shareholders, their proxy holders and guests we may invite may attend the Extraordinary General Meeting. If you wish to virtually attend the Extraordinary General Meeting but you hold your shares through a broker, bank or other agent, you must follow the instructions detailed above on how to attend the Extraordinary General Meeting.

Solicitation of Proxies

Our Board is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow a fee of $45,000, plus disbursements, and indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the Company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Cohn Robbins Class A Shares for their expenses in forwarding soliciting materials to beneficial owners of Cohn Robbins Class A Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower

Stamford, CT 06902
Individuals (toll-free): (800) 662-5200
Banks and brokerage firms, please call collect: (203) 658-9400
Email: CRHC.info@investor.morrowsodali.com

If any additional solicitation of the holders of our outstanding Cohn Robbins Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights and Appraisal Rights

Neither Cayman Islands law nor our Charter provides for dissenters’ rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting.

Warrant holders do not have appraisal rights in connection with any of the proposals to be voted upon at the Extraordinary General Meeting.

Other Business

The Board does not know of any other matters to be presented at the Extraordinary General Meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Extraordinary General Meeting and with respect to any other matters that may properly come before the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, or at any adjournments or postponements of the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters. We expect that the Cohn Robbins Class A Shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board with respect to any such matters.

Principal Executive Offices

Our principal executive offices are located at 1000 N. West Street, Suite 1200, Wilmington, DE 19801. Our telephone number is (302) 295-4937. Our corporate website address is www.cohnrobbins.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL

Background

We are a blank check company, incorporated on July 13, 2020, as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On September 11, 2020, Cohn Robbins consummated its IPO of its units, with each unit consisting of one Class A Ordinary Share and one-third of one redeemable warrant to purchase one Class A Ordinary Share, which included the full exercise by the underwriters of their over-allotment option in the amount of 10,800,000 units. Simultaneously with the closing of the IPO, Cohn Robbins completed the private sale of 12,373,333 private placement warrants at a purchase price of $1.50 per private placement warrant to the Sponsor, generating gross proceeds to us of $18,560,000. Following the closing of the IPO, a total of $828,000,000 ($10.00 per unit) of the net proceeds from the IPO and the sale of the private placement warrants was placed in the Trust Account with Continental acting as trustee.

Reasons for the Extension Proposal

On January 20, 2022, the Company entered into the Business Combination Agreement with SAZKA Entertainment AG, Swiss NewCo, US HoldCo and DE Merger Sub, pursuant to which, among other things, the transactions contemplated therein will be effectuated. The purpose of the Extension is to allow the Company more time to complete the Business Combination with SAZKA Entertainment.

The Charter provides that we have until September 11, 2022, to complete an initial business combination. While the Company and the other parties to the Business Combination Agreement are working towards satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before September 11, 2022, to hold an extraordinary general meeting to obtain shareholder approval of and consummate the Business Combination. Instead, the closing of the Business Combination is expected to take place as soon as practicable after such extraordinary general meeting, which is expected to be held sometime before the Extended Date, subject to the satisfaction or waiver of the closing conditions in the Business Combination Agreement. Accordingly, the Board believes that in order to be able to successfully complete the Business Combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that the initial business combination opportunity with SAZKA Entertainment, pursuant to the Business Combination Agreement, is in the best interests of the Company and our shareholders. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. If the closing of the Business Combination occurs prior to the scheduled date of the Extraordinary General Meeting, the Extraordinary General Meeting will be adjourned indefinitely.

The Charter currently provides that if we do not consummate an initial business combination by September 11, 2022, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to Cohn Robbins’ obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 11, 2022.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, our entry into the Business Combination Agreement and our belief that the Business Combination is in the best interest of Cohn Robbins and our shareholders, the Extension is warranted.

The sole purpose of the Extension Proposal is to provide the Company with sufficient time to complete an initial business combination, which the Board believes is in the best interests of the Company and our shareholders. A copy of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

The Company is not asking you to vote on any proposed initial business combination (including the proposed Business Combination with SAZKA Entertainment) at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination (including the proposed Business Combination with SAZKA Entertainment) when it is submitted to shareholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Proposal Is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial business combination by September 11, 2022, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to Cohn Robbins’ obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 11, 2022.

The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Cohn Robbins Class B Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by September 11, 2022, although they will be entitled to liquidating distributions from the Trust Account with respect to any Cohn Robbins Class A Shares they hold if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 11, 2022. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Extension Proposal Is Approved

If the Extension Proposal is approved, the Company will file an amendment to the Charter with the Cayman Registrar in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Cohn Robbins Class A Shares and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination, and specifically the Business Combination, by the Extended Date.

You are not being asked to vote on an initial business combination (including the Business Combination with SAZKA Entertainment) at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination (including the Business Combination with SAZKA Entertainment) when it is submitted to shareholders and the right to redeem your public shares for cash from the Trust Account in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any shareholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the approximately $828,653,551 that was in the Trust Account as of March 31, 2022. We will not proceed with the Extension if the number of redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal, as provided in the Charter.

If the Extension is approved, an affiliate of the Sponsor will continue to receive payments from the Company of $10,000 per month for office space, utilities and secretarial and administrative services pursuant to the Administrative Services Agreement.

Redemption Rights

If the Extension Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATE (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME ON SEPTEMBER 2, 2022. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(a)     (i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(b)    prior to 5:00 p.m., New York City time, on September 2, 2022 (two (2) business days prior to the vote at the Extraordinary General Meeting), (i) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, The Depository Trust Company and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or The Depository Trust Company, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal will not be redeemed for cash held in the Trust Account. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender with the consent of the Board. If you tendered or delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension will not be approved. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its income taxes, divided by the number of then-issued and outstanding Cohn Robbins Class A Shares. Based upon the amount held in the Trust Account as of March 31, 2022, which was $828,653,551, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $10.01 at the time of the Extraordinary General Meeting. The closing price of a Class A Ordinary Share on August 5, 2022, was $9.98. The Company cannot assure shareholders that they will be able to sell their Cohn Robbins Class A Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Cohn Robbins Class A Shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that elect to have their Cohn Robbins Class A Shares redeemed for cash if the Extension Proposal is approved and the Extension is completed. This discussion applies only to Cohn Robbins Class A Shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•        the Sponsor or our directors and officers;

•        financial institutions or financial services entities;

•        broker-dealers;

•        taxpayers that are subject to the mark-to-market method of accounting;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        expatriates or former long-term residents of the United States;

•        persons that actually or constructively own five percent (5%) or more of our voting shares or five percent (5%) or more of the total value of all classes of our shares;

•        persons that acquired Cohn Robbins Class A Shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•        persons that hold Cohn Robbins Class A Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•        persons whose functional currency is not the U.S. dollar;

•        controlled foreign corporations; and

•        passive foreign investment companies.

This discussion is based on the Internal Revenue Code of 1986 (as amended, the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Cohn Robbins Class A Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Cohn Robbins Class A Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of Cohn Robbins Class A Shares who or that is, for U.S. federal income tax purposes:

•        an individual citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (a) a U.S. court can exercise primary supervision over the administration of such trust and one (1) or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in place to be treated as a U.S. person.

Redemption of Cohn Robbins Class A Shares

In addition to the PFIC considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Cohn Robbins Class A Shares pursuant to the redemption provisions described in this proxy statement will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Cohn Robbins Class A Shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders — Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Cohn Robbins Class A Shares.” If the redemption does not qualify as a sale of Cohn Robbins Class A Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders — Taxation of Distributions.”

The redemption of Cohn Robbins Class A Shares will generally qualify as a sale of the Cohn Robbins Class A Shares that are redeemed if such redemption (a) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (b) results in a “complete termination” of such U.S. Holder’s interest or (c) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares that could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Cohn Robbins Class A Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (a) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (b) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of Cohn Robbins Class A Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Cohn Robbins Class A Shares will be treated as a distribution to the redeeming holder and the tax effects to such U.S. Holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Cohn Robbins Class A Shares will be added to such holder’s adjusted tax basis in its remaining shares, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Cohn Robbins Class A Shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Cohn Robbins Class A Shares are readily tradable on an established securities market in the United States or (ii) Cohn Robbins Class A Shares are eligible for the benefits of an applicable income tax treaty, in each case provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2021, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Cohn Robbins Class A Shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Cohn Robbins Class A Shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Cohn Robbins Class A Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Cohn Robbins Class A Shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Cohn Robbins Class A Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Cohn Robbins Class A Shares.

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Cohn Robbins Class A Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (a) the amount realized and (b) the U.S. Holder’s adjusted tax basis in the Cohn Robbins Class A Shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one (1) year. However, it is unclear whether the redemption rights with respect to the Cohn Robbins Class A Shares described in this proxy statement may prevent the holding period of the Cohn Robbins Class A Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Cohn Robbins Class A Shares (Cohn Robbins Class A Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

We believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2021. Our PFIC status for our current taxable year ending December 31, 2022, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held Cohn Robbins Class A Shares during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and the U.S. Holder did not make a timely and effective “qualified election fund” election (a “QEF Election”) for each of our taxable years as a PFIC in which the U.S. Holder held Cohn Robbins Class A Shares, a QEF Election along with a purging election, or a “mark-to-market” election, then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•        any gain recognized by the U.S. Holder on the sale or other disposition of its Cohn Robbins Class A Shares; and

•        any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three (3) preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

•        the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Cohn Robbins Class A Shares;

•        the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•        the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•        an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF COHN ROBBINS CLASS A SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Required Vote

Approval of the Extension Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of at least two-thirds of the Cohn Robbins Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. If the Extension Proposal is not approved and we do not consummate an initial business combination by September 11, 2022, we will (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible, but not more than ten (10) business days thereafter, redeem our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in each case, to Cohn Robbins’ obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by September 11, 2022.

Additionally, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

The Sponsor and all of the Company’s directors and officers are expected to vote all Cohn Robbins Shares owned by them in favor of the Extension Proposal. On the Record Date, the Sponsor and all of the Company’s directors and officers beneficially owned and were entitled to vote an aggregate of 20,700,000 Cohn Robbins Class B Shares. See the section entitled “Beneficial Ownership of Securities” for additional information regarding the holders of Cohn Robbins Class B Shares and their respective ownership thereof.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Extraordinary General Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.01 per share, based on the amounts held in the Trust Account as of March 31, 2022); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension Proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

The Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the Cohn Robbins Shares in question, will vote in favor of the proposals and/or will not exercise its redemption rights with respect to the Cohn Robbins Shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposals and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the proposals. None of the Sponsor or the Company’s directors, officers or advisors or any of their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        if the Extension Proposal is not approved and we do not consummate an initial business combination by September 11, 2022, the 20,700,000 aggregate Cohn Robbins Class B Shares held by the Sponsor and certain of our directors will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the 12,373,333 private placement warrants held by the Sponsor;

•        in connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•        all rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension Proposal is not approved and no initial business combination is completed by September 11, 2022, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        none of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Extraordinary General Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;

•        the Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Proposal is not approved and we do not consummate an initial business combination by September 11, 2022, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses; and

•        on September 1, 2021, the Company entered into a convertible promissory note as a working capital loan (the “Working Capital Loan”), with the Sponsor pursuant to which the Sponsor agreed to loan Cohn Robbins up to an aggregate principal amount of $1,000,000. The funds from the Working Capital Facility will be utilized to finance transaction costs in connection with Cohn Robbins’ initial business combination. The Working Capital Loan is non-interest-bearing and due to be repaid upon the consummation of an initial business combination. As of the date of this proxy statement, the outstanding principal balance under the promissory note was $1,000,000. If the Extension Proposal is not approved and we do not consummate an initial business combination by September 11, 2022, there will not be sufficient assets to repay the Working Capital Loan and it will be worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, the Board has determined that the Extension Proposal is in the best interests of the Company and its shareholders. The Board has approved and declared advisable the adoption of the Extension Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal.

Vote Required for Approval

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the holders of the Cohn Robbins Shares issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a later date or dates to be determined by the chairman of the extraordinary general meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”

Recommendation of the Board

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal, our Board will approve and declare advisable adoption of the Adjournment Proposal.

OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Cohn Robbins Shares as of March 1, 2022, based on information obtained from the persons named below, with respect to the beneficial ownership of Cohn Robbins Shares, by:

(a)     each person known by Cohn Robbins to be the beneficial owner of more than five percent (5%) of its issued and outstanding Cohn Robbins Shares;

(b)    each of Cohn Robbins’ executive officers and directors that beneficially owns Cohn Robbins Shares; and

(c)     all of Cohn Robbins’ executive officers and directors, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 103,500,000 Cohn Robbins Shares outstanding as of March 1, 2022, including (a) 82,800,000 Cohn Robbins Class A Shares and (b) 20,700,000 Cohn Robbins Class B Shares. Voting power represents the combined voting power of Cohn Robbins Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Cohn Robbins Shares vote together as a single class. The table below does not include any Cohn Robbins Shares underlying our outstanding warrants because such securities are not exercisable within 60 days of March 1, 2022.

	Cohn Robbins Class A Shares		Cohn Robbins Class B Shares(1)
	Beneficially Owned	Approximate Percentage of Issued and Outstanding Cohn Robbins Shares	Beneficially Owned	Approximate Percentage of Issued and Outstanding Cohn Robbins Shares
Name and Address of Beneficial Owner(2)
Sponsor(3)	—	—	20,540,000	19.8%
Clifton S. Robbins(3)	—	—	20,540,000	19.8%
Gary D. Cohn(3)	—	—	20,540,000	19.8%
Charles S. Kwon	—	—	—	—
Kathryn A. Hall	—	—	40,000	*
C. Robert Kidder	—	—	40,000	*
Alexander T. Robertson	—	—	40,000	*
Anne Sheehan	—	—	40,000	*
Bank of Montreal(4)	5,354,400	6.5%	—	—
Millennium Management LLC(5)	4,144,104	5%	—	—
All directors and officers as a group (seven (7) individuals)			20,700,000	20%

____________

*        Less than one percent (1%).

(1)      Cohn Robbins Class B Shares will convert into Cohn Robbins Class A Shares on a one-for-one basis, subject to adjustment, in accordance with the Charter and as described further in the Form F-4.

(2)      Other than Clifton S. Robbins, the business address of each of the following entities or individuals is c/o Cohn Robbins Holdings Corp., 1000 N. West Street, Suite 1200, Wilmington, Delaware 19801. The business address for Clifton S. Robbins is Weinmarkt 9, 6004 Lucerne, Switzerland.

(3)      As of March 1, 2022, the Sponsor is the record holder of the Cohn Robbins Class A Shares as reported in the Form 10-K filed by Cohn Robbins with the SEC on May 10, 2022. Mr. Robbins and Mr. Cohn are co-managers of the Sponsor and may be deemed to own shares held by the Sponsor by virtue of their shared control over the Sponsor.

(4)      According to a Schedule 13G/A filed with the SEC on February 15, 2022, by Bank of Montreal and BMO Nesbitt Burns Inc., Bank of Montreal reported sole voting and dispositive power with regard to 5,354,400 Cohn Robbins Class A Shares, and BMO Nesbitt Burns Inc. reported sole voting and dispositive power with regard to 4,772,000 Cohn Robbins Class A Shares. The business address for each of Bank of Montreal and BMO Nesbitt Burns Inc. is 100 King Street West, 21st Floor, Toronto, M5X 1A1, Ontario.

(5)      According to a Schedule 13G/A filed with the SEC on February 2, 2022, Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander share voting and dispositive power with regard to 4,144,104 Cohn Robbins Class A Shares. The business address for each is 399 Park Avenue, New York, NY 10022.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Proposal is approved, we anticipate that we will hold another extraordinary general meeting, in lieu of the 2022 annual general meeting, before the Extension Date to consider and vote upon approval of the Business Combination Agreement and the Business Combination. Accordingly, if we consummate the Business Combination, the 2023 annual general meeting will be held at a future date to be determined by the post-Business Combination company. For additional information, see the section entitled “Future Shareholder Proposals” in the Form F-4. If the Extension Proposal is not approved, or if it is approved but we do not consummate a business combination before the Extension Date, we will dissolve and liquidate (as further described herein, the Form F-4 and our Charter).

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two (2) or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one (1) household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•        if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 1000 N. West Street, Suite 1200, Wilmington, DE 19801, or (302) 295-4937, to inform us of their request; or

•        if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, or the Form F-4, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Investor Relations” at www.cohnrobbins.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:

Cohn Robbins Holdings Corp.
1000 N. West Street, Suite 1200,
Wilmington, DE 19801
(302) 295-4937

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Individuals (toll-free): (800) 662-5200
Banks and brokerage firms, please call collect: (203) 658-9400
Email: CRHC.info@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by September 1, 2022 (one (1) week prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

FORM OF AMENDMENT TO THE AMENDED AND RESTATED MEMORANDUM AND
ARTICLES OF ASSOCIATION
OF
COHN ROBBINS HOLDINGS CORP.

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

It is resolved as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination by 24 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:”

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by 27 months from the consummation of the IPO, or such later time as the Members may approve in accordance with the Articles, the Company shall:”; and

(b) amending Article 49.8 by deleting the words:

“within 24 months from the consummation of the IPO”

and replacing them with the words:

“within 27 months from the consummation of the IPO”.

Annex A-1

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF COHN ROBBINS HOLDINGS CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Clifton S. Robbins and Gary D. Cohn (the “Proxies ”), and each of them independently, with full power of substitution, to vote the shares of common stock of Cohn Robbins Holdings Corp. (“CRHC ”), a Cayman Islands exempted company, that the undersigned is entitled to vote (the “Shares ”) at the Extraordinary General Meeting of shareholders of the CRHC to be held on September 7, 2022, at P 10:00 a.m. New York City time, virtually over the Internet and at the offices of Skadden, Arps, Slate, R Meagher & Flom LLP, located at One Manhattan West, New York, New York 10001 (the “Extraordinary O General Meeting ”), and at any adjournments and/or postponements thereof. X The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. Notwithstanding the order in which the proposals are set out herein, CRHC may put the proposals to the Extraordinary General Meeting in such order as it may determine. THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF YOU RETURN A SIGNED AND DATED PROXY CARD BUT NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example COHN ROBBINS HOLDINGS CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Proposal No. 1 — The Extension Proposal — as a special resolution, to amend CRHC’s Amended and Restated Memorandum and Articles of Association (the “Charter”) pursuant to an amendment to the Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which CRHC must (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, which is referred to as an initial business combination (ii) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (iii) redeem all of the Class A ordinary shares, par value $0.0001 per share, of CRHC, included as part of the units sold in CRHC’s initial public offering that was consummated on September 11, 2020, from September 11, 2022, to December 11, 2022 (the “Extension Proposal”) ; and FOR AGAINST ABSTAIN Proposal No. 2 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting. FOR AGAINST ABSTAIN Dated: , 2022 Signature (Signature if held Jointly) When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. The Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2. If any other matters properly come before the Extraordinary General Meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.